                                      EXHIBIT D


Amendment to Lease dated May 22, 1989, by Heffernan Family Trust, ("Lessor") and Coast Commercial Bank ("Lessee") for 1975 Soquel Drive, Santa Cruz, California.

The following paragraphs in said lease are hereby amended and all other terms and conditions shall remain the same and, in the event of any conflict, this amendment shall supersede the lease.


1.6 Term: The actual term ( the "Initial Term") shall be for a ten (10) year period commencing on OCTOBER 1, 1990.


1.7 Options To Extend Lease Term: Lessee shall have the option pursuant to paragraph 3.2 to extend the term of this Lease for two (2) additional terms at Market Rate rent as set forth in paragraph 4.3 of this Lease. Paragraph 4.3 of Lease shall be amended to two (2) options.


1.8 Base Rent: During the Initial Term, the base rent per net rentable square foot shall be:

    Year      Rate Per Square Foot Per Month N.N.N.
    ----      -------------------------------------
    1         $0.95
    2         $1.20
    3         $1.25
    4         $1.30
    5         $1.35
    6         $1.40
    7         $1.45
    8         $1.50
    9         $1.50
    10        $1.50





READ AND APPROVED AND RECEIPT OF A COPY IS HEREBY ACKNOWLEDGED:




----------------                       ----------------
    Date                                    Date




          /s/                                   /s/
-------------------------              ----------------------
Heffernan Family Trust                 Coast Commercial Bank


Exhib-A                                   1

                                      Exhibit A
                                  Amendment to Lease
                                 Acceptance Agreement

This Acceptance Agreement dated July 16, 1990 and made with regard to that lease dated May 22, 1989 between Heffernan Family Trust, Lessor, and Coast Commercial Bank, Lessee, and affecting those premises commonly known as 1975 Soquel Drive. The parties agree as follows:

    1. All improvements required to be constructed by Lessor have been completed in accordance with the terms of this lease and are hereby accepted by Lessee.

    2. Possession of the premises has been delivered to Lessee and Lessee has accepted premises.

    3. The commencement date of the lease term (paragraph 1.6) is October 1, 1990 and shall expire on September 30, 1993, unless terminated sooner according to the terms of this lease or by mutual agreement.

    4. The base rent due pursuant to this lease for the first year is Four Thousand Six Hundred Eighty-Eight Dollars and Twenty-Five cents ($4,688.25) per month.

    5. Lessor has received a Security Deposit in the amount of Fourteen Thousand Sixty-Four Dollars and Seventy-Five cents, ($14,064.75). In accordance with paragraph 1.10 of this lease, Landlord will apply Four Thousand Six Hundred Eighty-Eight Dollars and Twenty-Five cents ($4,688.25) on the commencement date to cover the first month's base rent. This will leave a Security Deposit balance of Nine Thousand Three Hundred Seventy-Six Dollars and Fifty cents ($9,376.50).

    6.   Allowances for Lessee Tenant Improvements are as follows:
         6.1    Allowance for 2' x 4' suspended ceiling               $5,000.
                system per Plans and Specs -- 1st floor only

         6.2    Allowance for Troffer Lights per Plans and Specs      $5,500.
                -- 1st floor only

         6.3    Allowance for sprinkler system per Plans              $5,299.
                and Specs -- 1st floor only

         6.4    Allowance for HVAC roof mounting equipment and       $24,647.
                distribution to 1st floor ceiling

    7. This lease is in full force and effect, neither party is in default of its obligations under this lease, and Lessee has no setoffs, claims, or defenses to the enforcement of the lease.


Exhib-A                                   1

                                      Exhibit A
                                  Amendment to Lease
                                 Acceptance Agreement


LESSOR                                 LESSEE

HEFFERNAN FAMILY TRUST                 COAST COMMERCIAL BANK

By             /s/                      By           /s/
  -------------------------              -------------------------

Its                                    Its
   ------------------------                ------------------------

Date                                   Date
    -----------------------                 -----------------------


Exhib-A                                   2

                              STANDARD OFFICE LEASE-NET


1.   BASIC LEASE PROVISIONS ("Basic Lease Provisions")

    1.1 PARTIES: This Lease, dated May ___, 1989, is made by and between Heffernan Family Trust, (herein called "Lessor") and Coast Commercial Bank, (herein called "Lessee").

    1.2 PREMISES: The ground floor of the building described in paragraph 1.4 of this Lease, consisting of approximately 4,935 net rentable square feet, more or less, as defined in paragraph 2 and as shown on EXHIBIT A hereto (the "Premises") plus any space leased to Lessee as a result of the exercise of Lessee's option to expand the Premises as set forth in paragraph 39.2 hereto.

    1.3 OPTION TO EXPAND PREMISES: Lessee shall have the option to expand the Premises as set forth in paragraph 39.2 of this Lease.

    1.4 BUILDING: To be constructed at the location commonly described as 1975 Soquel Drive, in the County of Santa Cruz, State of California, and as defined in paragraph 2.

    1.5 USE: Lessee shall use the Premises for the operation of a commercial bank, subject to paragraph 6.

    1.6 TERM: The initial term (the "Initial Term") shall be for a three (3) year period commencing (a) upon substantial completion of the tenant improvements pursuant to the provisions of EXHIBIT C hereto, or (b) one month after delivery of substantially completed building shell, whichever event occurs first ("Commencement Date"). The parties shall immediately execute an amendment to this Lease stating the Commencement Date when it is ascertained.

    1.7 OPTIONS TO EXTEND LEASE TERM: Lessee shall have the option pursuant to paragraph 3.2 to extend the term of this Lease for three (3) additional terms at Market Rate rent as set forth in paragraph 4.3 of this Lease.

    1.8 BASE RENT: During the Initial Term, the base rent per net rentable square foot shall be Ninety-Five Cents ($0.95) per month in the first year, One Dollar and Ten Cents ($1.10) per month in the second year and One Dollar and Fifteen Cents ($1.15) per month in the third year.

    1.9 ESCALATION OF BASE RENT: During the First Extended Term, Second Extended Term and Third Extended Term (as defined in paragraph 3.2), if any, the base rent payable by Tenant shall be adjusted, upwards only, as provided in paragraph 4.3 below.

    1.10 LEASE DEPOSIT: Lessee shall pay a lease deposit (the "Lease Deposit") totaling three (3) months rent (Fourteen Thousand Sixty-Four Dollars and Seventy-Five Cents ($14,064.75). The parties hereby acknowledge that the Lessee has already paid Lessor a One Thousand Dollar ($1,000) "good faith" deposit, which shall be credited to the Lease Deposit. Upon the execution of this Lease, Lessee shall pay Lessor Thirteen Thousand Sixty-Four Dollars and Seventy-Five Cents ($13,064.75) as the balance of the Lease Deposit. On the Commencement Date, Four Thousand Six Hundred Eighty-Eight Dollars and Twenty-Five Cents ($4,688.25) of the Lease Deposit shall be credited to the base rent for the first month of the lease term, and the balance of Nine Thousand Three Hundred Seventy-Six Dollars and Fifty Cents ($9,376.50) shall be held as a security deposit.

    1.11 SECURITY DEPOSIT: The security deposit of Nine Thousand Three Hundred Seventy-Six Dollars and Fifty Cents ($9,376.50) equals that portion of the Lease Deposit which remains after the base rent for the first month is deducted as set forth in paragraph 1.10 of this Lease. The security deposit shall be held as provided in paragraph 1.10 of this Lease. The security deposit shall be held as provided in paragraph 5 of this Lease.

    1.12 FIRST RIGHT TO PURCHASE BUILDING: Lessee shall have the first right to purchase the Building (as defined in paragraph 2.1 hereto) pursuant to paragraph 39.3 of this Lease.

    1.13 LESSEE'S SHARE OF OPERATING EXPENSES: Lessee's Share of Operating Expenses shall be fifty-five percent (55%), as set forth in paragraph 4.2.

2.   PREMISES, PARKING AND COMMON AREAS.

    2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking facilities used in connection therewith. The Premises, the Building, the Common Areas (as defined in paragraph 2.3 hereto), the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified. The parties acknowledge that the actual net rentable square footage of the Premises will not be established until completion and final approval of the building design. The parties also acknowledge that the computation of "net rentable" does not include the stairwell, electrical closet, or the top floor tenant's proportionate share of lobby space.

    2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto and as established by Lessor from time to time, Lessee shall be entitled to use twenty-four (24) parking spaces in the Office Building Project. Six (6) of the parking spaces located nearest the main entrance to the Building shall be designated for use solely by Lessee and its customers.

       2.2.1 PROHIBITED ACTIVITIES; TOWING. If, in connection with vehicular parking, Lessee commits, permits or allows any of the prohibited activities described in this Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved in such prohibited activities and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.3 COMMON AREAS--DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Office Building including but not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

    2.4 COMMON AREAS--RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as EXHIBIT B with respect to the Office Building Project, and to cause its employees, suppliers, shippers, customers and invitees, to so abide and conform. Lessor or Lessor's agent shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible or liable to Lessee for the non-compliance with said rules and regulations by Lessor or other lessees of the Office Building Project, or their respective agents, employees and invitees.

    2.5 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Building interior and exterior and Common Areas, including without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

         (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

         (d)  To add additional buildings and improvements to the Common Areas;

         (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

         (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.   TERM.

    3.1 TERM. The Initial Term and Commencement Date of this Lease shall be as specified in paragraph 1.6 of the Basic Lease Provisions.

    3.2. OPTION TO EXTEND LEASE TERM. Lessee is hereby granted the option to extend the term of this Lease for three (3) additional terms, hereinafter referred to as the "First Extended Term," "Second Extended Term," and the "Third Extended Term" respectively, on all of the terms and. provisions contained in this Lease, except rent (which rent shall be set at the Market Rate as defined in paragraph 4.3) and expiration date of the Initial Term. Lessee may exercise its option to extend the term of this Lease by giving written notice Of such exercise (a "Lessee's Renewal Notice") to Lessor not later than nine (9) months prior to the expiration of the term to be extended; provided, however, that if Lessee is in default on the date of giving Lessee's Renewal Notice, the Lessee's Renewal Notice shall be null and void and of no force or effect, and provided further, that if Lessee is in default on, or this Lease has been otherwise terminated prior to, the date that the First Extended Term, the Second Extended Term, or the Third Extended Term, as the case may be, would otherwise commence, such extended term shall not commence and this Lease shall expire at the end of the Initial Term, the First Extended Term or the Second Extended Term, as the case may be. The First Extended Term shall before five (5) years, commencing on the day after the expiration of the initial Term. The Second Extended Term shall be for a period of five (5) years, commencing on the day after the expiration of the First Extended Term. The Third Extended Term shall be for a period of five (5) years, commencing on the day after the expiration of the Second Extended Term. Lessee shall have no right to extend the term of this Lease beyond the Third Extended Term described herein. The Initial Term and any Extended Term(if commenced as provided above) shall be collectively referred to herein as the "Lease Term."

    3.3 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.3.2, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor has not delivered possession of the Premises within one hundred twenty (120) days following said Commencement Date, as the same may be extended by written agreement between Lessor and Lessee, Lessee may, at Lessee's option, cancel this Lease, by giving notice in writing to Lessor within ten (10) days after the 120 days following the Commencement Date, as extended, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee shall first reimburse Lessor for all costs incurred for Lessee Improvements (as defined in Exhibit C) and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Lessee Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.3.1 POSSESSION TENDERED -- DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") ten (10) days after Lessor has provided written notice to Lessee that within ten (10) days from such notice (1) the improvements to be provided by Lessor under this Lease will be substantially completed, (2) the Building utilities will be brought to and "stubbed off" inside the Building, and (3) Lessee will have reasonable access to the Premises.

         3.3.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent for, and the one hundred twenty (120) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph
3.3 shall be deemed extended to the extent of, any delays caused in whole or in part by acts or omissions of Lessee, its agents, employees and contractors.

    3.4 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease and such occupancy shall not change the termination date.

    3.5 UNCERTAIN COMMENCEMENT. In the event commencement of this Lease term is defined as the substantial completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.3.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

    3.6  CERTAIN DUTIES OF LESSEE; RIGHTS OF LESSOR UPON TERMINATION.

         (a) At the expiration or earlier termination of this Lease or Lessee's right of possession, Lessee shall (1) notify Lessor of the existence of any Hazardous Substance (as defined in paragraph 6.1.3 hereto), and if Lessee caused such Hazardous Substances to be located on the Office Building Project, cause such Hazardous Substances to be removed from the Premises and the Office Building Project and to be transported for use, storage, or disposal in accordance and compliance with all applicable Hazardous Substances Laws (as defined in paragraph 6.1.3 hereto), and (2) surrender Possession of the Premises and all keys, any key cards, and any parking stickers or cards, to Lessor, and advise Lessor as to the combination of any locks or vaults then remaining in the Premises.

    (b) If Lessee fails to perform any removal of Hazardous Substances or fails to make repairs or restoration or to remove any items from the Premises as required under paragraph 7.3(a) hereunder or otherwise, Lessor may do so, and Lessee shall pay Lessor the costs thereof immediately upon demand. All property removed from the Premises by Lessor pursuant to any provision of this Lease or any law may be handled or stored by Lessor at Lessee's expense, and Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. Unless prohibited by applicable law, Lessor shall have a lien against such property for the costs incurred in removing and storing same.

4.   RENT.

    4.1 BASE RENT. Lessee shall pay to Lessor the base rent for the Premises set forth in paragraphs 1.8 and 1.9 of the Basic Lease Provisions, in advance on the first day of each month without offset or deduction. Lessee shall begin paying rent on the Commencement Date. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may from time to time designate in writing.

    4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the base rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

         (a) "Lessee's Share" is defined for purposes of this Lease as the percentage set forth in paragraph 1.13 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate net rentable square footage of the Premises by the total approximate net rentable square footage of the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

         (b) "Operating Expenses" is defined for purposes of this Lease to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

            (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                   (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                   (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including without limitation tenant directories and fire detection and suppression systems, elevators and escalators, including sprinkler system maintenance and repair.

            (ii)     Trash disposal, janitorial and security services;

           (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

            (iv) The cost of the premiums for the liability, property damage (including earthquake and plate glass damage) and rental value insurance policies to be maintained by Lessor under paragraph 8 hereof;

             (v) The amount of the real property, taxes to be paid by Lessor under paragraph 10.1 hereof;

            (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

           (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

          (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

            (ix) The costs of cleanup, decontamination, or closure arising out of or in connection with a release of a Hazardous Substance, which costs are not the responsibility of Lessee pursuant to paragraph 7.2(c).

         (c) Operating Expenses shall not include the costs of replacements of equipment or improvements that are not either "3-year property" or "5-year property" for purposes of MACRS, unless the equipment or improvements are of the type described in paragraph 4.2(b)(viii), in which case their replacement costs shall be included as above provided.

         (d) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other lessee (except such lessee's share of operating Expenses), or by insurance proceeds.

         (e) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as the base rent is due hereunder. If Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty
(60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(e) during said preceding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding calendar year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

       4.2.1 SEPARATE METERS. Notwithstanding anything to the contrary in paragraph 4.2 of this Lease, Lessee shall pay the entire cost of separately-metered electric and/or other services provided solely for the benefit of the Premises and/or Lessee.

    4.3 RENT APPLICABLE TO EXTENDED TERM OR EXPANDED PREMISES. If Lessee exercises its option under paragraph 3.2 of this Lease to extend the term hereof or its option under paragraph 39.2 of this Lease to expand the Premises, the base rent for the first year of the Extended Term or for the first year the Second Floor Space (as defined in paragraph 39.2) is leased shall be set at the market rate as determined by this paragraph 4.3 (the "Market Rate") and shall be adjusted upwards each year thereafter according to the procedure set forth in paragraph 4.3.2 of this Lease.

       4.3.1 MARKET RATE DETERMINATION. Within thirty (30) days after receipt of a Lessee's Renewal Notice (as defined in paragraph 3.2) or Lessee's Expansion Notice (as defined in paragraph 39.2), if such notice is delivered in accordance with paragraph 3.2 or 39.2, Lessor shall advise Lessee in writing of Lessor's determination of the Market Rate ("Market Rate Notice") to be applicable during the first year of the lease for the Extended Term or for the Second Floor Space, as applicable. Unless Lessee objects to Lessor's determination in writing within five (5) days after receipt of the Market Rate Notice, Lessee shall be bound by Lessor's determination. If Lessee objects to such determination, Lessee shall deliver a written notice to Lessor either (a) rescinding the Lessee's Renewal Notice or Lessee's Expansion Notice, or (b) advising Lessor of its proposal as to an alternative Market Rate. If Lessee elects to rescind its Lessee's Renewal Notice or Lessee's Expansion Notice, Lessee's option as set forth in paragraph 3.2 or 39.2, as the case may be, shall terminate. If Lessee gives notice of an alternative proposal regarding the Market Rate, Lessor may either accept Lessee's proposal, in which event such proposal by Lessee shall establish the base rent for the Extended Term or Second Floor Space for the first year, or attempt to negotiate a mutually acceptable Market Rate with Lessee. If Lessor and Lessee shall not, within five (5) days of the date of delivery of Lessee's written response to the Market Rate Notice, have reached agreement as to the Market Rate and if Lessee has not rescinded the Lessee's Renewal Notice or Lessee's Expansion Notice as provided above, then upon the written request of either party, made no later than ten (10) days after the termination of such five (5) day period, the Market Rate issue shall be submitted for decision to the American Arbitration Association in Santa Cruz County, California, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee. In the event that neither party makes a request for arbitration within the ten (10) day period, Lessee's option to extend the term or lease the Second Floor Space shall automatically terminate.

       4.3.2 ADJUSTMENT OF MARKET RATE. The monthly base rent payable pursuant to paragraph 4.3.1 shall be adjusted each year subsequent to the first year by the increase, if any, in the Consumer Price Index of the

Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1982-1984=100), "All Items," for the San Francisco-Oakland Region, herein referred to as "C.P.I.," as follows:

         (a) The CPI adjustment to the monthly base rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the base rent payable for the first full calendar month of the Extended Term or expansion into the Second Floor Space ("Adjustment Base Month"), as the case may be, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the Adjustment Base Month. The sum so calculated shall constitute the new monthly base rent hereunder, but, IN no event, shall such new monthly base rent be less that the base rent payable for the month immediately preceding the date for the rent adjustment.

         (b) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make the calculations of subparagraph (a). If Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in Santa Cruz County, California, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall- be paid equally by Lessor and Lessee.

         (c) Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

         (d) At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.11 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment or offset of any rent or other charge in default, for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. As the monthly base rent shall increase at the commencement of the First Extended Term, Second Extended Term and Third Extended Term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall equal three
(3) months of the then monthly base rent. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6. USE.

    6.1  USE.

         (a) Lessee shall use and occupy the Premises only for the purposes set forth in paragraph 1.5 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

         (b) Lessee shall not cause or permit any Hazardous Substances, as defined in paragraph 6.1(c) below, to be brought upon or kept or used in or about the Office Building Project by Lessee, its agents, employees, contractors, or invitees, unless (1) such Hazardous Substances are necessary for Lessee's business (and such business is a permitted use under paragraph 6.1(a) above) and
(2) Lessee first obtains the written consent of Lessor. In any event, Lessee shall report to Lessor not less frequently than annually the presence on or in the Office Building Project of any Hazardous Substances brought upon or kept or used in or about the Office Building Project by Lessee, its agents, employees, contractors, or invitees, and the type, quantity and location thereof.

         (c) As used in this Lease, the term "Hazardous Substance or Substances" means any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," or "hazardous material" under any local, state or federal laws, ordinances, regulations and orders (collectively, "Hazardous Substances Laws"), or otherwise regulated by Hazardous Substances Laws, and including, without limitation, any material, waste or substance which is (i) petroleum, (ii) asbestos, or (iii) polychlorinated biphenyls.

    6.2  COMPLIANCE WITH LAW.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, do not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. If it is determined that this warranty has been violated, then it shall be the obligation of the Lessor after written notice from Lessee, to promptly and at Lessor's sole cost and expense, rectify any such violation.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

         (c) Without limiting the foregoing, Lessee shall at all times and in all respects comply with all Hazardous Substances Laws relating to industrial hygiene, environmental protection, or the use, analysis, generation, manufacture, storage, disposal, or transportation of any Hazardous Substances. Lessee shall at its own expense procure, maintain in effect, and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for Lessee's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Office Building Project. Lessee shall promptly deliver to Lessor copies of applications for such permits, licenses and approvals upon making such application, and shall promptly deliver copies of the permits, licenses and approvals upon receipt. Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, or asserted violations relating in any way to Lessee's use of the office Building Project. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Substances Laws, Lessee shall cause any and all Hazardous Substances removed from the Premises or from the Office Building Project, if removed at Lessee's direction, to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Lessee shall promptly deliver to Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Substances removed from the Premises or from the Office Building Project, if removed at Lessee's direction.

         (d) If at any time Lessee becomes aware, or has reasonable cause to believe, that any Hazardous Substance has come to be located on or beneath the Office Building Project, or that Lessee, any other lessee, or Lessor may have violated a Hazardous Substances Law, then Lessee shall, immediately upon discovering such presence or suspected presence of the Hazardous Substance or violation or suspected violation of law, give written notice of that condition or violation to Lessor.

    6.3  CONDITION OF PREMISES.

         (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that, to the extent such items are provided by Lessor as Standard Improvements, the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. If it is determined that this warranty has been violated then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly and at Lessor's sole cost, rectify such violation.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Commencement Date or the date on which Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws. ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent(s) has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

    7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the exterior walls, roof, and Common Areas of the Office Building Project, and the equipment used in common with other premises, in good condition and repair. Lessor shall not be obligated to paint, maintain or repair the Premises or any Lessee Improvements, including, without limitation, doors, walls, interior partitions, ceilings and floors. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair, including, without limitation, California Civil Code sections 1931 and 1941-1942, inclusive.

    7.2  LESSEE'S OBLIGATIONS.

         (a) Lessee shall keep the Premises and any equipment (wherever located) that serves only Lessee or the Premises in good condition and repair. If Lessee fails to maintain or repair the Premises or equipment as provided herein, Lessor may do so and charge Lessee the costs thereof (to the extent such cost is attributable to causes beyond normal wear and tear) as additional rent. Lessee shall be responsible for the cost of painting, repairing or replacing Premises wall and floor coverings and ceilings, and to repair or replace any Lessee Improvements.

         (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises in good operating condition.

         (c) Lessee shall maintain the Premises and Office Building Project free of Hazardous Substances, and shall at its sole cost and expense clean up any releases of Hazardous Substances which occur in, on or around the Premises or Office Building Project as a result of, or in connection with, Lessee's operations.

    7.3  ALTERATIONS AND ADDITIONS.

         (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the office Building Project. @s used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and Office Building Project to their prior condition, at Lessee's sole cost and expense. If Lessor permits Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. If Lessee makes any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or uses a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same at Lessee's sole cost and expense.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee desires to make shall be presented to Lessor in written form with proposed detailed plans. Lessee shall pay Lessor a reasonable fee to cover Lessor's costs, including overhead and the costs of outside consultants, in reviewing Lessee's plans and specifications and performing any supervision of the work. If Lessor gives its consent to Lessee's making such alterations, improvements, additions or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions Of said permit in a prompt and expeditious manner. If Lessor consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Lessor hereby expressly disclaims any responsibility or liability for the same.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

         (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee, in good faith, contests the validity of any such lien, claim or demand, then Lessee shall at its sole expense defend itself and Lessor against the same and shall- pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that, if Lessor requires, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

         (e) All alterations, improvements, additions or Utility Installation (whether or not such Utility Installations constitute trade fixtures of Lessee, which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and Outlets, shall be made and done in a good and workmanlike manner and shall be of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than utility installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

         (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

    7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.


8.   INSURANCE; INDEMNITY.

    8.1 WORKERS' COMPENSATION INSURANCE--LESSEE. Lessee shall maintain during the term of this Lease workers' compensation insurance as required by law.

    8.2 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than one million Dollars ($1,000,000) per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

    8.3 PROPERTY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, business interruption insurance and replacement cost fire and extended coverage "all risk" property damage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake endorsements, in an amount sufficient to cover not less than one hundred percent (100%) of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

    8.4 LIABILITY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than Five Million Dollars ($5,000,000) per occurrence.

    8.5 PROPERTY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, earthquake, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom- The policies required by these paragraphs 8.4 and 8.5 shall contain such deductibles as Lessor or the aforesaid lender may determine. if the Premises suffers an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    8.6 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.2 or certificates evidencing the existence arid amounts of such insurance (and showing Lessor as an additional insured) prior to the Commencement Date of this Lease or prior to the date that Lessee enters the Premises pursuant to paragraph 8 of Exhibit C, whichever is earlier. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

    8.7 WAIVER OF SUBROGATION. Lessor and Lessee release each other, and their respective representatives, from any claims for damage to any person or to the Premises and the Office Building Project that are caused by or result from risks insured against under any insurance policies carried by Lessor or Lessee and in force at the time of any such damage. Lessor and Lessee shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against the other party in connection with any damage covered by any such policy. Neither Lessor or Lessee shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. if any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

    8.8 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity, and from and against any charges of violations of Hazardous Substances Laws, arising from Lessee's use of the Office Building Project, Lessee's release or improper handling or disposal of Hazardous Substances, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs (including without limitation the costs of cleanup, detoxification or decontamination of the Office Building Project), fines, attorneys' fees, expenses, losses (including without limitation diminution in the value of the Office Building Project) and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and if any action or proceeding is brought against Lessor by reason of any such matter, Lessee, upon notice from Lessor, shall defend the same at Lessee's sole cost and expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.9 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project. In any event of liability for which Lessor is not expressly exempted by the provisions of this paragraph 8.9, Lessor's liability, if any, shall be limited to an amount equal to Lessor's interest in the Office Building Project.

    8.10 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

    9.1  DEFINITIONS.

         (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

         (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than thirty-three percent (33%) of the then Replacement Cost of the Building.

    (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is thirty-three percent (33%) or more of the then Replacement Cost of the Building.

         (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

         (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost to repair is thirty-three percent (33%) or more of the then Replacement Cost of the Office Building Project Buildings.

         (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

    9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGES.

         (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures or equipment or Lessee Improvements) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

         (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act or omission of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may, at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect; or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

    9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may, at Lessor's option, either (a) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures or equipment or Lessee Improvements, and this Lease shall continue in full force and effect; or (b) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of occurrence of such damage.

    9.4 DAMAGE NEAR END OF TERM. If at any time during the last twelve (12) months of the term of the Initial Term, First Extended Term, Second Extended Term or Third Extended Term the Premises are more than eighty percent (80%) damaged or destroyed, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

    9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

         (a) If Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor is obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and does not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor does not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration, and this Lease shall terminate as of the date of such notice.

         (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

    9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

    9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relates to termination of leases when leased property is destroyed (including but not limited to California Civil Code Section 1932) and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

    10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2 except as otherwise provided in paragraph 10.2.

    10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any' other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or by Lessor at Lessee's request.

    10.3 DEFINITION OF REAL PROPERTY TAX. As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or charges hereto, or any transfers hereof.

    10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.5 PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

         (b) If any of Lessee's said personal property is assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

    11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning and janitorial services as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

    11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

    11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

    11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.


    11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with government request or directions.

12.  ASSIGNMENT AND SUBLETTING.

    12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating (a) If Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

    12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate;" provided that before such assignment shall be effective, (a) said assignment shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

         (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

         (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

         (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on this Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible for the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor of Lessee.

         (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then-existing default, except as may be otherwise stated by Lessor at the time.

         (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

    12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease, to the extent such rents are not otherwise payable to Lessor as Lessor's share of any Transfer Premium, as defined in Paragraph 12.9. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from

 Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, by deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

        (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5 LESSOR'S EXPENSES. If Lessee assigns or sublets the Premises or requests the consent of Lessor to any assignment or subletting or if Lessee requests the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

    12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other lessees, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

    12.7 NOTICE OF PROPOSED ASSIGNMENT OR SUBLEASE. If Lessee desires Lessor's consent to any proposed assignment or sublease, Lessee shall notify Lessor in writing, which notice shall include:

         (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Lessee's notice);

         (b)  the portion of the Premises to be transferred (the "Subject
Space");

         (c) the terms of the proposed assignment or sublease and the consideration therefor, the name and address of the proposed transferee, and a copy of all documentation pertaining to the proposed assignment or sublease; and

         (d) current financial statements of the proposed transferee certified by an officer, partner or owner thereof, and any other information to enable Lessor to determine the financial responsibility, character, and reputation of the proposed transferee, nature of such transferee's business and proposed use of the Subject Space, and such other information as Lessor may reasonably require.

    12.8 LESSOR'S RECAPTURE OF SUBJECT SPACE. Lessor shall have the option, by giving written notice to Lessee within thirty (30) days after receipt of Lessee's notice of a proposed assignment or sublease, to recapture the Subject Space. Lessee shall have fifteen (15) days after receipt of Lessor's notice of intent to recapture to withdraw Lessee's notice of the proposed assignment or sublease; if Lessee so withdraws its notice of the proposed assignment or sublease, Lessor's option to recapture shall terminate and this Lease shall continue in full force and effect. If Lessee does not withdraw its notice of proposed assignment or sublease within said fifteen (15) day period, then Lessor's recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Lessee's notice as the effective date of the proposed assignment or sublease (or, at Lessor's option, shall cause the assignment or sublease to be made to Lessor or its agent, in which case the parties shall execute the transfer documentation promptly thereafter). If this Lease is canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Lessee in proportion to the number of rentable square feet contained in the Premises, this Lease as amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

    12.9 TRANSFER PREMIUM. If Lessor consents to an assignment or sublease, and as a condition thereto which the parties hereby agree is reasonable, Lessee shall pay to Lessor fifty percent (50%) of any Transfer Premium derived by Lessee from such transfer. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such transferee in excess of the Rent payable by Lessee under this Lease (on a monthly basis during the term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Lessee for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the transferee, and any customary brokerage commissions paid in connection with the assignment or sublease. If part of the consideration for such transfer is paid in other than cash, Lessor's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Lessor. The percentage of the Transfer Premium due Lessor hereunder shall be paid within ten (10)days after Lessee receives any Transfer Premium from the transferee.

13.  DEFAULT; REMEDIES.

    13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by lessee:

         (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of ten (10) days or more, whether or not the rent is paid.

         (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 13.1(g) (Hazardous Substances), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions) or 41.1 (easements), all of which are hereby deemed to be material, noncurable defaults without the necessity of any notice by Lessor to Lessee thereof.

         (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also Constitute the notice required by this subparagraph.

         (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than fifteen (15) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said fifteen (15) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such fifteen (15) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within thirty
(30) days; (iii) the appointment of a trustee or receiver to take Possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

         (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, its successor in interest or by any guarantor of Lessee's obligation hereunder was materially false.

         (g) The release by Lessee, its employees, contractors or agents of any Hazardous Substance, the violation by Lessee, its employees, contractors or agents of any Hazardous Substances Law, or the failure by Lessee, its employees, contractors or agents to comply with all conditions of any and all permits, licenses and governmental and regulatory approvals.

    13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises. to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited. to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, and all amounts recoverable pursuant to Section 195i.2 of the California Civil Code, including but not limited to (1) the worth at the time of award by the court having jurisdiction thereof of the unpaid rent which had been earned at the time of termination; (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (4) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

    13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are
required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of base rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur Costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of base rent, Operating Expenses, or any other rum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14.  CONDEMNATION. If the Premises or any portion thereof or the Office
Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority by giving written notice to Lessee of such election within sixty (60) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose, the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation which materially impairs the conduct of the ordinary business for which the Premises are leased, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess Of such severance damages required to complete such repair.

15.  BROKER'S FEE.

         (a)  The brokers involved in this transaction are J. R. Parrish Inc.
as "listing broker" and J.R. Parrish, Inc. as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in that certain Commission Agreement between J. R. Parrish Inc. and Lessor, dated as of September 29, 1988.

         (b) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s) whose names are set forth in paragraph 15(a) above) in connection with the negotiation of this Lease arid/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease in full force and effect without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance and (iii) if Lessor is the requesting party, not more than one (1) month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Office Building Project, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due until paid. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS.  This Lease and the
Exhibits attached hereto contain all agreements of the parties with respect to any matter mentioned herein or therein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted adjacent to the signatures of the respective parties. mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, first-class postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to William H. Plageman, Jr.; Thelen, Marrin, Johnson & Bridges, One Kaiser Plaza, Suite 1950, Oakland, California; or to such other party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof. No acceptance of a lesser amount than the rent herein stipulated shall be deemed a waiver of Lessor's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the full amount due.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. Unless Lessor expressly agrees otherwise in writing, Lessee shall pay Lessor two hundred percent (200%) of the amount of Rent then applicable (or the highest amount permitted by law, whichever is less) prorated on per them basis for each day Lessee shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Lessor on account thereof. The foregoing provisions shall not serve as permission for Lessee to hold-over, nor serve to extend the term (although Lessee shall remain bound to comply with all provisions of this Lease until Lessee vacates the Premises, and shall be subject to the provisions of paragraph 3.5 hereof). Notwithstanding the foregoing to the contrary, at any time before or after the expiration or earlier termination of this Lease, Lessor may serve notice advising Lessee of the amount of Rent and other terms required, should Lessee desire to enter a month-to-month tenancy (and if Lessee shall hold over more than one full calendar month after such notice, Lessee shall thereafter be deemed a month-to-month tenant, on the terms and provisions of this Lease as in effect immediately prior to the beginning of such hold-over, as modified by Lessor's notice, and except that Lessee shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto).

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any litigation concerning this Lease between the parties hereto shall be initiated in the County of Santa Cruz.

30.  SUBORDINATION.

         (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee, or at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  ATTORNEY'S FEES.

    31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to its reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

    31.2 The attorneys' fees shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

    31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection herewith, whether or not a legal action is subsequently commenced in connection with the default.

32.  LESSOR'S ACCESS.

    32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purposes of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, inspecting and testing for presence of Hazardous Substances, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

    32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

    32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall have the right to use a pro-rata share of the monument sign arid any other signage installed by Lessor and approved by Santa Cruz County. Except as set forth in this paragraph 34, Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed. Lessee acknowledges and agrees that it shall not be unreasonable for Lessor to withhold its consent to any proposed assignment, subletting, or transfer of Lessee's interest in this Lease if the anticipated or foreseeable use of the Premises by the proposed assignee, subtenant, or transferee involves the generation, storage, use, treatment, or disposal of Hazardous Substances. Lessor shall have the absolute right to refuse to consent to or approve of any matter affecting the structure, safety or security of the Office Building Project, or the appearance of the Building or Premises from any common or public areas.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS.

    39.1 DEFINITION. As used in this paragraph, the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2 OPTION TO EXPAND PREMISES. Lessee shall have the option to lease the second floor of the Building (the "Second Floor Space") under the same terms and conditions as set forth in this Lease except rent payable shall be at the Market Rate rent as determined in paragraph 4.3 of this Lease. The option can be exercised by Lessee at any time; provided, however, that if Lessor gives Lessee notice that Lessor intends to commence negotiations to lease the Second Floor Space to a third party (the "Notice of Intent to Lease"), Lessee shall have only five (5) days in which to exercise tile option by giving Lessor written notice of Lessee's intention to lease the Second Floor Space (the "Lessee's Expansion Notice"), and the option shall terminate if it is not exercised by Lessee within the five (5) day period. Upon termination of the option,, Lessor shall have one hundred and eighty (180) days to lease the Second Floor Space to any third party. If Lessor fails to lease the Second Floor Space within the one hundred eighty (180) day period, Lessee's option to lease the Second Floor Space shall be reinstated and can be exercised as set forth in this paragraph 39.2.

    39.3 FIRST RIGHT TO PURCHASE BUILDING. If Lessor decides to sell the Building to an unrelated third party, Lessor shall notify Lessee of the terms on which Lessor is willing to sell. If Lessee, within five (5) days after receipt of Lessor's notice, indicates in writing its agreement to purchase the Building on the terms stated in Lessor's notice, Lessor shall sell and convey the Building to Lessee on the same terms stated in the notice. If Lessee does not indicate its agreement within five (5) days, Lessor thereafter shall have the right to sell and convey the Building within one hundred eighty (180) days. Subsequent to the one hundred eighty (180) day period, any further transaction shall be deemed a new determination by Lessor to sell the Building and Lessee's first right to purchase shall be reinstated. If Lessee purchases the Building pursuant to this paragraph 39.3, this Lease shall terminate on the date title vests in Lessee.

    39.4 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any option be separated from this Lease in any manner, either by reservation or otherwise.

    39.5 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.6 EFFECT OF DEFAULT ON OPTIONS.

         (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or paragraph 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured; or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid; or (iii) in the event that Lessor has given to Lessee three (3) or more notices of default under paragraph 13.1(c) or paragraph 13.1(d), whether or not the defaults are cured, during the twelve (12) month period of time immediately prior to the time that Lessee attempts to exercise the subject Option; or (iv) if Lessee has committed any noncurable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

         (b) The period of time within which an option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an option because of the provisions of paragraph 39.6(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee (without any necessity of Lessor to give notice thereof to Lessee) within the number of days provided in this Lease for payment of each such monetary obligation, including, but not limited to, the monetary obligations and payment periods specified in Paragraphs 4.2(e), 12.9, 13.1 and 13.4; or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty
(30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion;
(iii) Lessor gives to Lessee three (3) or more notices of default under paragraph 13.1(c) or paragraph 13.1(d), whether or not the defaults are cured; or (iv) if Lessee has committed any noncurable breach including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  SECURITY MEASURES--LESSOR'S RESERVATIONS.

    40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than ninety
(90) days' prior written notice;

         (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

         (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

    40.3 Lessee shall not:

         (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

    41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    41.2 The obstruction of Lessee's view, air or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or addenda of this Lease and the typewritten or handwritten provisions, if any shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER; AGREEMENT REGARDING INITIAL CONSTRUCTION. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee attached hereto as Exhibit C and incorporated herein by this reference. This Lease is also supplemented by that certain Agreement Regarding Initial Construction of even date executed by Lessor and Lessee attached hereto as Exhibit D and incorporated herein by reference.

49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


LESSOR                                  LESSEE



HEFFERNAN FAMILY TRUST                  COAST COMMERCIAL BANK

By            /s/                       By           /s/
  ---------------------------             ---------------------------

Its                                     Its
   ---------------------------             ---------------------------


Executed at                             Executed at
           -------------------                     -------------------

On                                      On
  ----------------------------            ----------------------------

Address                                 Address
       -----------------------                 -----------------------

                                      EXHIBIT A



                                STANDARD OFFICE LEASE

                                      FLOOR PLAN


Exhibits                                 -1-

                                      EXHIBIT B

                              RULES AND REGULATIONS FOR

                                STANDARD OFFICE LEASE

This Exhibit B is made part of that certain lease between Heffernan Family Trust ("Lessor") and Coast Commercial Bank ("Lessee") dated May __, 1989 (the "Lease").


                                    GENERAL RULES


  1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

  2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

  3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

  4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

  5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

  6. Lessee shall not alter any lock or install new or additional locks or bolts.

  7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

  8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

  9. Lessee shall not suffer or permit any thing in or around the Premises or Office Building Project that causes excessive vibration or floor loading in any part of the office Building Project.

  10. Furniture, significant freight and equipment shall be moved into or out of the Building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

  11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

  12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of -- P.M. and A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

  13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.


Exhibits                                 -2-

  14. No window coverings, shades or awnings shall be installed or used by Lessee.

  15.    No Lessee, employee or invitee shall go upon the roof of the Building.

  16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

  17. Lessee shall not use any method of heating or air conditioning other than as

  18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

  19. The Premises shall not be used for lodging, manufacturing, cooking or food preparation.

  20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

  21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

  22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

  23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.


                                    PARKING RULES


  1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."


  2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

  3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

  4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

  5. Lessor reserves the right to relocate all or a part of any parking spaces within the parking area and/or to reasonably adjacent offsite locations, and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

Exhibits

  6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

  7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

  8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

  9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

  10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

  11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

  12. Such parking use as is here-in provided is intended merely as a license only and no bailment is intended or shall be created hereby.

Exhibits

                                      EXHIBIT C



                         WORK LETTER TO STANDARD OFFICE LEASE


   This EXHIBIT C is made part of that certain lease between Heffernan Family Trust ("Lessor") and Coast Commercial Bank ("Lessee'') dated May__, 1989 (the "Lease").



1.       Lessor's Standard Improvements shall include the following:

         a. WALL SURFACES. Lessor will sheetrock the interior surface of the exterior walls.


         b.   DOORS.  Lessors will provide exterior doors.


         c. UTILITY SERVICE LINES. Lessor will provide service lines for water, gas and electricity which lines will be brought to the Building and "stubbed off" inside the Building. The distribution lines of utilities within the building shall be part of the Lessee improvements.


         d.   CEILING.  Lessor will provide a drop ceiling.


         e. LIGHTING. Lessor will provide "troffer lights" as contemplated by the Plans and Specifications.


         f. HEATING AND AIR CONDITIONING SYSTEM. Lessor shall provide an HVAC system.


Improvements not constructed in accordance with the above shall be deemed Lessee Improvements.

2.       Construction of Lessor's Standard Improvements.

        2.1 Lessor shall construct and substantially complete Lessor's Standard Improvements substantially in accordance with the plans and specifications prepared by Ifland Engineers, Inc., dated [November 29, 1988], consisting of [twenty-six (26)] sheets.

        2.2 Lessee shall take possession of the Premises under the tender thereof as provided in paragraph 3.3.1 of the Lease. Lessee shall notify Lessor in writing of any items that Lessee deems incomplete or incorrect in order for the Premises to be acceptable to Lessee within ten (10) days following Tender of Possession as set forth in paragraph 3.3.1 of the Lease. Lessee shall be deemed to have accepted the Premises and approved construction if Lessee does not deliver such a list to Lessor within said number of days.

3.       PREPARATION OF PLANS AND SPECIFICATIONS FOR LESSEE IMPROVEMENTS.

        3.1 Within ten (10) days after the date of the Lease Lessor and Lessee shall meet for the purpose of determining basic design parameters for the Lessee Improvements. Within forty-five (45) days after the date of the Lease, Lessee shall prepare at its cost and deliver to Lessor for its approval three
(3) copies of preliminary plans

Exhibits
and specifications for the completion of the Lessee Improvements within the design parameters set at the design meeting. Lessor shall approve said preliminary plans and specifications or specify with particularity its reasonable objections thereto within fifteen (15) days following receipt thereof. Failure to so approve or reasonably reject within said period of time shall constitute approval of the preliminary plans arid specifications.

        3.2 If Lessor reasonably rejects said preliminary plans and specifications with regard to minor details within the scope of the design parameters set at the first design meeting, Lessee shall at its cost prepare revised plans and specifications and deliver them to Lessor within fifteen (15) days. Lessor shall approve or reasonably reject the revised plans and specifications within five (5) days. Failure to so approve or reasonably reject within said period of time shall constitute approval of the revised plans arid specifications. Any other revision of the plans and specifications shall be performed by Lessee at Lessee's sole cost and expense.

        3.3 The plans and specifications, when approved by Lessor (or deemed approved by Lessor pursuant to Paragraphs 3.1 or 3.2 of this Exhibit C), shall be deemed "final plans and specifications" and shall supersede any prior agreement concerning the improvements.

4.       CONSTRUCTION OF LESSEE IMPROVEMENTS.

         At its sole cost and expense, Lessee or a contractor reasonably approved by Lessor shall construct the Lessee Improvements substantially in accordance with the final plans and specifications as defined in paragraph 3.3 of this Exhibit C.

5.       COMPLETION.

        5.1 Lessee shall obtain a building permit to construct the improvements as soon as reasonably possible.

        5.2 Lessee shall substantially complete the construction of the improvements as soon as reasonably possible after the obtaining of necessary building permits.

        5.3 The term "substantial completion" as used in this Exhibit C is hereby defined to mean the date the Planning Department of the County of Santa Cruz shall have made a final inspection of the improvements and authorized a final release of restrictions on the use of public utilities in connection therewith and the same are in a broom-clean condition.

        5.4 Lessee shall use its best efforts to achieve substantial completion of the Lessee Improvements on or before the Commencement Date set forth in paragraph 1.6 of the Basic Lease Provisions.

        5.5 In the event that the Lessee Improvements or any portion thereof have not reached substantial completion by the Commencement Date, the Lease shall not be invalid, but rather the Lease shall commence on the Commencement Date and Lessee shall substantially complete the same as soon thereafter as is possible and Lessor shall not be liable to Lessee for damages in any respect whatever.

6.       WORK DONE BY LESSEE.

         Any work done by Lessee shall be done only with Lessor's prior written consent and in conformity with a valid building permit and all applicable rules, regulations, laws and ordinances, and be done in a good and workmanlike manner of good and sufficient materials.

Exhibits

                                      EXHIBIT D


         AGREEMENT REGARDING INITIAL CONSTRUCTION OF OFFICE BUILDING PROJECT


This EXHIBIT D is made part of that certain lease between Heffernan Family Trust("Lessor") and Coast Commercial Bank ("Lessee") dated May __, 1989 (the "Lease").

    1. CONSTRUCTION OF PROJECT. Lessor, at its cost, shall construct and substantially complete the Office Building Project in accordance with the final plans and specifications and working drawings prepared by Ifland Engineers, Inc., Lessor's architect, dated [November 29, 1988], consisting of 26 sheets ("Lessor's Plans").

    2. CONSTRUCTION OF LESSEE'S SPECIAL IMPROVEMENTS. As soon as possible, but no later than thirty (30) days after commencement of construction, Lessee shall provide Lessor with all information necessary for the coordination of construction of Lessee's special improvements, including the bank vault, special security devices and the private entries to the ground floor bathrooms. Any redesigned building plans and specifications may be subject to the approval of Santa Cruz County. Lessee shall pay the entire costs incurred by Lessor as a result of such redesign, and Lessee shall pay the entire costs incurred by Lessor in obtaining any additional County approvals. Lessor shall install the vault, but all Costs of such installation, and any additional construction costs for the redesigned bathrooms shall be borne by the Lessee. At Lessor's election, an the end of the Lease Term (as defined in the Lease) or upon earlier termination of the Lease, Lessee shall at its expense remove the vault and restore the Premises (including but not limited to the vault and bathroom areas).

    3. CHANGE ORDERS. Lessee may request change orders ("Change Orders') to Lessor's Plans with regard to the Premises. If Lessor approves the Change Orders, Lessor shall construct the Office Building Project in accordance with the Lessor's Plans, as modified by the Change Orders. Lessee shall pay the entire increased amount of the costs of constructing the Office Building Project resulting from or related to the Change Orders.

    4. DATE OF SUBSTANTIAL COMPLETION; DELAYS. Lessor shall use good faith efforts to substantially complete the construction required by this EXHIBIT D within six (6) months after the final plans and specifications and working drawings have been approved by all appropriate government agencies, environmental testing and remedial work (if any) is complete, and Lessor's lender has approved the Lease, whichever date is later. The period for substantial completion of construction shall be extended by the time needed to perform the additional construction covered by any Change Orders requested by Lessee and authorized by Lessor, and by any delay due to causes beyond the reasonable control of Lessor or Lessor's contractor.

    5.   FINANCING.

         5.1 The effectiveness of the Lease shall be conditioned on Lessor's obtaining commitments for construction financing and permanent financing for the construction required by this Exhibit. Lessor shall use reasonable efforts to obtain such commitments. If Lessor, after reasonable efforts, has not been able
to obtain such commitments by _July 1_,   19 89_,  after that date either party
can terminate the Lease at any time before the commitments are obtained, by giving notice to the other party.

         5.2 Lessee recognizes that the provisions of the Lease must be approved by the institutional lender that finances the construction of the Office Building Project. if, as a condition to financing, the institutional lender requires modification of the provisions of the Lease, Lessee shall approve and execute the required modification, other than a modification that substantially changes the size, dimensions, or location of the Building and other improvements that are a part of the Premises, increases the rent Lessee is obligated to pay under the Lease, or changes any of Lessee's obligations in a material and adverse manner.

    6. DEFINITION OF SUBSTANTIAL COMPLETION. The term "substantial completion" for purposes of this EXHIBIT D shall mean the date the Santa Cruz building department shall have made [an inspection of the Lessor's

Exhibits

Standard Improvements] and the same are in a broom-clean condition, and service lines for water, gas and electric have been brought to and "stubbed off" inside the Building.

    7.   EARLY ENTRY; TAKING POSSESSION OF PREMISES.

         7.1 Lessor shall notify Lessee of the estimated date of substantial completion of the construction as provided in this EXHIBIT D at least thirty
(30) days before such date. After Lessor notifies Lessee of the date, and after Lessee provides to Lessor the certificates of insurance or copies of insurance policies as required by paragraph 8.6 of the Lease, Lessee shall have the right to enter the Premises to commence its construction obligations and to commence equipping and fixturing the Premises, as long as the entry does not interfere with Lessor or Lessor's contractor.

         7.2 If Lessee enters the Premises prior to their substantial completion as provided in paragraph 6 of this EXHIBIT D, all the provisions of the Lease, including but not limited to Lessee's obligation to provide insurance, shall be in full force and effect, except the rent provisions. Lessee shall take possession of the Premises under the tender thereof as provided in paragraph 3.3.1 of the Lease.

    8. ACCEPTANCE OF PREMISES. Within five (5) days after Lessor has notified Lessee that the construction of Lessor's construction obligations required under this EXHIBIT D has been substantially completed (whether or not Lessee has entered the Premises earlier as allowed by paragraph 6 of this EXHIBIT D), Lessee shall deliver to Lessor a list of items that Lessee deems it necessary that Lessor complete or correct in order for the Premises to be acceptable. Lessor shall immediately commence to complete or correct the items, except those that it contends are not justified. If Lessee does not deliver the list to Lessor within the five (5) day period, Lessee shall be deemed to have accepted the Premises and approved the construction.


                                         -8-
Exhibits